Exhibit 99.1
CAMPBELL SOUP COMPANY
Consolidated Statements of Earnings
Recast for Discontinued Operations
(millions, except per share amounts)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
	October 28, 2012	January 27, 2013	January 27, 2013	April 28, 2013	April 28, 2013	July 28, 2013	July 28, 2013
Net sales	$2,205	$2,162	$4,367	$1,962	$6,329	$1,723	$8,052
Costs and expenses
Cost of products sold	1,384	1,400	2,784	1,256	4,040	1,100	5,140
Marketing and selling expenses	236	275	511	245	756	191	947
Administrative expenses	155	163	318	164	482	195	677
Research and development expenses	27	32	59	35	94	34	128
Other expenses / (income)	13	7	20	4	24	5	29
Restructuring charges	22	8	30	1	31	20	51
Total costs and expenses	1,837	1,885	3,722	1,705	5,427	1,545	6,972
Earnings before interest and taxes	368	277	645	257	902	178	1,080
Interest expense	36	33	69	33	102	33	135
Interest income	3	2	5	2	7	3	10
Earnings before taxes	335	246	581	226	807	148	955
Taxes on earnings	105	78	183	59	242	33	275
Earnings from continuing operations	230	168	398	167	565	115	680
Earnings (loss) from discontinued operations	13	19	32	12	44	(275)	(231)
Net earnings (loss)	243	187	430	179	609	(160)	449
Less: Net earnings (loss) attributable to noncontrolling interests	(2)	(3)	(5)	(2)	(7)	(2)	(9)
Net earnings (loss) attributable to Campbell Soup Company	$245	$190	$435	$181	$616	$(158)	$458
Per Share — Basic
Earnings from continuing operations	$0.74	$0.54	$1.28	$0.54	$1.82	$0.37	$2.19
Earnings (loss) from discontinued operations	0.04	0.06	0.10	0.04	0.14	(0.88)	(0.74)
Net earnings (loss) attributable to Campbell Soup Company	$0.78	$0.61	$1.39	$0.58	$1.96	$(0.50)	$1.46
Weighted average shares outstanding — basic	314	314	314	314	314	314	314
Per Share — Assuming Dilution
Earnings from continuing operations	$0.73	$0.54	$1.28	$0.53	$1.80	$0.37	$2.17
Earnings (loss) from discontinued operations	0.04	0.06	0.10	0.04	0.14	(0.87)	(0.73)
Net earnings (loss) attributable to Campbell Soup Company	$0.78	$0.60	$1.38	$0.57	$1.94	$(0.50)	$1.44
Weighted average shares outstanding — assuming dilution	316	316	316	317	317	317	317
The sum of the individual per share amounts may not add due to rounding.

CAMPBELL SOUP COMPANY
Consolidated Statements of Earnings
Recast for Discontinued Operations
(millions, except per share amounts)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
	October 30, 2011	January 29, 2012	January 29, 2012	April 29, 2012	April 29, 2012	July 29, 2012	July 29, 2012
Net sales	$2,015	$1,943	$3,958	$1,698	$5,656	$1,519	$7,175
Costs and expenses
Cost of products sold	1,213	1,193	2,406	1,033	3,439	926	4,365
Marketing and selling expenses	240	272	512	238	750	191	941
Administrative expenses	137	145	282	135	417	163	580
Research and development expenses	28	27	55	30	85	31	116
Other expenses / (income)	—	1	1	6	7	4	11
Restructuring charges	2	1	3	3	6	1	7
Total costs and expenses	1,620	1,639	3,259	1,445	4,704	1,316	6,020
Earnings before interest and taxes	395	304	699	253	952	203	1,155
Interest expense	30	28	58	29	87	27	114
Interest income	2	2	4	2	6	2	8
Earnings before taxes	367	278	645	226	871	178	1,049
Taxes on earnings	119	93	212	59	271	54	325
Earnings from continuing operations	248	185	433	167	600	124	724
Earnings from discontinued operations	15	16	31	8	39	1	40
Net earnings	263	201	464	175	639	125	764
Less: Net earnings (loss) attributable to noncontrolling interests	(2)	(4)	(6)	(2)	(8)	(2)	(10)
Net earnings attributable to Campbell Soup Company	$265	$205	$470	$177	$647	$127	$774
Per Share — Basic
Earnings from continuing operations	$0.78	$0.59	$1.37	$0.53	$1.90	$0.40	$2.30
Earnings from discontinued operations	0.05	0.05	0.10	0.03	0.12	—	0.12
Net earnings attributable to Campbell Soup Company	$0.82	$0.64	$1.46	$0.56	$2.03	$0.40	$2.43
Weighted average shares outstanding — basic	320	318	319	316	318	315	317
Per Share — Assuming Dilution
Earnings from continuing operations	$0.77	$0.59	$1.36	$0.53	$1.89	$0.39	$2.29
Earnings from discontinued operations	0.05	0.05	0.10	0.03	0.12	—	0.12
Net earnings attributable to Campbell Soup Company	$0.82	$0.64	$1.45	$0.55	$2.01	$0.40	$2.41
Weighted average shares outstanding — assuming dilution	322	320	321	318	320	317	319
The sum of the individual per share amounts may not add due to rounding.

CAMPBELL SOUP COMPANY
Business Segments
Recast for Discontinued Operations
(millions)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
	October 28, 2012	January 27, 2013	January 27, 2013	April 28, 2013	April 28, 2013	July 28, 2013	July 28, 2013
Net sales
U.S. Simple Meals	$896	$833	$1,729	$627	$2,356	$493	$2,849
Global Baking and Snacking	574	561	1,135	568	1,703	570	2,273
International Simple Meals and Beverages	223	234	457	225	682	187	869
U.S. Beverages	189	182	371	198	569	173	742
Bolthouse and Foodservice	323	352	675	344	1,019	300	1,319
Total	$2,205	$2,162	$4,367	$1,962	$6,329	$1,723	$8,052

Earnings before interest and taxes
U.S. Simple Meals	$274	$191	$465	$156	$621	$110	$731
Global Baking and Snacking	85	74	159	73	232	84	316
International Simple Meals and Beverages	33	33	66	28	94	14	108
U.S. Beverages	30	37	67	33	100	20	120
Bolthouse and Foodservice	34	30	64	27	91	25	116
Corporate	(66)	(80)	(146)	(59)	(205)	(55)	(260)
Restructuring charges	(22)	(8)	(30)	(1)	(31)	(20)	(51)
Total	$368	$277	$645	$257	$902	$178	$1,080

CAMPBELL SOUP COMPANY
Business Segments
Recast for Discontinued Operations
(millions)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
	October 30, 2011	January 29, 2012	January 29, 2012	April 29, 2012	April 29, 2012	July 29, 2012	July 29, 2012
Net sales
U.S. Simple Meals	$874	$824	$1,698	$567	$2,265	$461	$2,726
Global Baking and Snacking	568	526	1,094	543	1,637	556	2,193
International Simple Meals and Beverages	213	233	446	226	672	200	872
U.S. Beverages	198	187	385	208	593	181	774
Bolthouse and Foodservice	162	173	335	154	489	121	610
Total	$2,015	$1,943	$3,958	$1,698	$5,656	$1,519	$7,175

Earnings before interest and taxes
U.S. Simple Meals	$260	$174	$434	$120	$554	$104	$658
Global Baking and Snacking	88	71	159	73	232	83	315
International Simple Meals and Beverages	25	35	60	28	88	18	106
U.S. Beverages	30	34	64	45	109	25	134
Bolthouse and Foodservice	27	28	55	20	75	10	85
Corporate	(33)	(37)	(70)	(30)	(100)	(36)	(136)
Restructuring charges	(2)	(1)	(3)	(3)	(6)	(1)	(7)
Total	$395	$304	$699	$253	$952	$203	$1,155

Reconciliation of 2013 GAAP to Non-GAAP Financial Measures Recast for Discontinued Operations (unaudited)
Campbell Soup Company uses certain non-GAAP financial measures as defined by the Securities and Exchange Commission in certain communications. These non-GAAP financial measures are measures of performance not defined by accounting principles generally accepted in the United States and should be considered in addition to, not in lieu of, GAAP reported measures.
The company believes that financial information excluding certain transactions that are not considered to be part of the ongoing business improves the comparability of year-to-year results. Consequently, the company believes that investors may be able to better understand its gross margin and earnings results excluding these transactions.
The tables below reconcile financial information, presented in accordance with GAAP, to financial information excluding certain transactions for 2013.

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	October 28, 2012	January 27, 2013	January 27, 2013	April 28, 2013	April 28, 2013	July 28, 2013	July 28, 2013
Gross margin, as reported	$821	$762	$1,583	$706	$2,289	$623	$2,912
Add: Restructuring-related costs (1)	21	40	61	20	81	10	91
Adjusted Gross margin	$842	$802	$1,644	$726	$2,370	$633	$3,003
Adjusted Gross margin percentage	38.2%	37.1%	37.6%	37.0%	37.4%	36.7%	37.3%
Earnings before interest and taxes, as reported	$368	$277	$645	$257	$902	$178	$1,080
Add: Restructuring charges and related costs (1)	43	48	91	21	112	30	142
Add: Acquisition transaction costs (2)	10	—	10	—	10	—	10
Adjusted Earnings before interest and taxes	$421	$325	$746	$278	$1,024	$208	$1,232
Interest, net, as reported	$33	$31	$64	$31	$95	$30	$125
Adjusted Earnings before taxes	$388	$294	$682	$247	$929	$178	$1,107
Taxes on earnings, as reported	$105	$78	$183	$59	$242	$33	$275
Add: Tax benefit from restructuring charges and related costs (1)	16	18	34	7	41	11	52
Add: Tax benefit from acquisition transaction costs (2)	3	—	3	—	3	—	3
Adjusted Taxes on earnings	$124	$96	$220	$66	$286	$44	$330
Adjusted effective income tax rate	32.0%	32.7%	32.3%	26.7%	30.8%	24.7%	29.8%
Earnings from continuing operations, as reported	$230	$168	$398	$167	$565	$115	$680
Deduct: Net loss from noncontrolling interests	(2)	(3)	(5)	(2)	(7)	(2)	(9)
Earnings from continuing operations attributable to Campbell Soup Company	$232	$171	$403	$169	$572	$117	$689
Add: Net adjustment from restructuring charges and related costs (1)	27	30	57	14	71	19	90
Add: Net adjustment from acquisition transaction costs (2)	7	—	7	—	7	—	7
Adjusted Earnings from continuing operations attributable to Campbell Soup Company	$266	$201	$467	$183	$650	$136	$786
Earnings (loss) from discontinued operations, as reported	$13	$19	$32	$12	$44	$(275)	$(231)
Add: Net impairment on European business (3)	—	—	—	—	—	263	263
Add: Tax expense on book and tax differences (3)	—	—	—	—	—	18	18
Adjusted Earnings from discontinued operations	$13	$19	$32	$12	$44	$6	$50

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	October 28, 2012	January 27, 2013	January 27, 2013	April 28, 2013	April 28, 2013	July 28, 2013	July 28, 2013
Adjusted Net earnings attributable to Campbell Soup Company	$279	$220	$499	$195	$694	$142	$836
Diluted earnings per share - continuing operations, as reported	$.73	$.54	$1.28	$.53	$1.80	$.37	$2.17
Add: Net adjustment from restructuring charges and related costs (1)	.09	.09	.18	.04	.22	.06	.28
Add: Net adjustment from acquisition transaction costs (2)	.02	—	.02	—	.02	—	.02
Adjusted Diluted earnings per share - continuing operations*	$.84	$.64	$1.48	$.58	$2.05	$.43	$2.48
Diluted earnings (loss) per share - discontinued operations, as reported	$.04	$.06	$.10	$.04	$.14	$(.87)	$(.73)
Add: Impairment on European business (3)	—	—	—	—	—	.83	.83
Add: Tax expense on book and tax differences (3)	—	—	—	—	—	.06	.06
Adjusted Diluted earnings per share - discontinued operations	$.04	$.06	$.10	$.04	$.14	$.02	$.16
Diluted net earnings (loss) per share attributable to Campbell Soup Company, as reported*	$.78	$.60	$1.38	$.57	$1.94	$(.50)	$1.44
Add: Net adjustment from restructuring charges and related costs (1)	.09	.09	.18	.04	.22	.06	.28
Add: Net adjustment from acquisition transaction costs (2)	.02	—	.02	—	.02	—	.02
Add: Net impairment on European business (3)	—	—	—	—	—	.83	.83
Add: Tax expense on book and tax differences (3)	—	—	—	—	—	.06	.06
Adjusted Diluted net earnings per share attributable to Campbell Soup Company*	$.88	$.70	$1.58	$.62	$2.19	$.45	$2.64
*The sum of the individual per share amounts may not add due to rounding.
(1) The company recorded restructuring charges and restructuring-related costs associated with initiatives to improve its U.S. supply chain cost structure and increase asset utilization across its U.S. thermal plant network; expand access to manufacturing and distribution capabilities in Mexico; improve its Pepperidge Farm bakery supply chain cost structure; and reduce overhead costs in North America.
(2) The company recorded transaction costs associated with the Bolthouse Farms acquisition.
(3) Commencing with the fourth quarter of 2013, the company has reflected the results of its simple meals business in Europe as discontinued operations. The company recorded an impairment charge on the intangible assets of this business, and recorded tax charges representing taxes on the difference between the book value and tax basis of the business.